                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 16
Dividend Reinvestment Plan....................... 20

VQC SAR 4/98

                             LETTER TO SHAREHOLDERS
March 23, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed
into law by President Clinton in
August, creates many new opportunities                [PHOTO]
for you and your family to take a more
active role in achieving your long-term
financial goals.
    Most Americans will benefit from      DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year, more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW

    The U.S. economy sustained its forward momentum throughout 1997, growing at a moderate rate of 3.8 percent, as measured in terms of gross domestic product. Despite this continuing growth trend, inflation not only remained low but was on a decline.
    Nevertheless, market watchers remained alert for signs of surging prices. One cause of concern was the extremely tight labor market. The percentage of unemployed Americans fell to a 24-year low of 4.6 percent in February, as the strong economy created more jobs than expected and wages continued to rise. To date, increased productivity has allowed the U.S. economy to absorb this increase in the workforce without overheating or driving prices higher.
    California's economy continued to expand during the reporting period with gains in employment, a rebound in construction, and growth in the high-technology and entertainment sectors. While the financial position of the state has improved in the past year, structural pressures remain. In particular, the economic crisis in Asia will likely slow the state's exports, as more than half of California's exports go to Asia. Additionally, the state continues to suffer the brutal weather effects of El Nino.

                                                           Continued on page two

MARKET REVIEW

    The bond market rally continued during the past six months, with both taxable and tax-exempt yields gradually drifting downward with minimal volatility. Bond prices move in the opposite direction of bond yields, so as bond yields fell during the period, bond prices were on the rise. Thirty-year Treasury yields declined from 6.61 percent on August 29, 1997 to 5.91 percent on February 27, 1998. In addition, the crisis in Asia helped spark the domestic bond market, as U.S. Treasuries enjoyed an increase in demand from both foreign and U.S. investors.
    As is typical during bond market rallies, municipal bond yields also declined, although municipals did not perform as strongly as taxable bonds. Heavy supply and low yield levels contributed to the weaker performance of the municipal market. Generic general obligation 30-year AAA-rated municipal yields dropped from 5.30 percent to 4.96 percent at the end of the period.
    Credit spreads--the difference in yield between high-quality issues and low-quality issues--remained extremely tight during the past six months. Under normal circumstances, low-quality issues provide higher yields in order to compensate investors for additional credit risk. In 1997, close to 49 percent of newly issued municipal bonds were insured--causing a scarcity of higher-yielding, lower-rated securities. This shortage, combined with low yields in the municipal market, resulted in very narrow credit spreads.
    Municipal yields continued to be very attractive compared to taxable yields. For example, the Bond Buyer Revenue Bond Index, composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years, is representative of the bonds we typically purchase for the Trust. The Index was yielding 5.36 percent at the end of the reporting period, while the 30-year Treasury bond was yielding 5.91 percent. In other words, the difference between municipal bonds yields and long-term Treasury yields is historically very narrow.
    California continues to be one of the largest issuers of new bonds. Demand for this specialty state paper remains very strong, keeping prices at levels slightly higher than general market securities.

TRUST STRATEGY

We employed the following strategies in managing the Trust during the period:

- At the inception of the Trust in 1991, we were able to invest the Trust's initial assets in bonds with attractive coupons and yields, and many of these securities remain in the portfolio today. These securities, with coupons much higher than current market levels, are approaching their 10-year call date and are at risk of being either pre-refunded or called. If this happens, we will need to replace them with new bonds at current lower coupons.

    To help minimize this risk as the call dates approach, we gradually reduced the Trust's holdings of pre-refunded securities and replaced them with longer-term discount securities or securities priced near face value. If the bond market continues to rally, discount securities are more likely to rise in price than premium securities.

                                                         Continued on page three

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                   AS OF
                                                             FEBRUARY 28, 1998
General Purpose.............................................      16.2%
Public Building.............................................      11.0%
Multi-Family Housing........................................      11.0%
Tax District................................................      10.6%
Retail Electric/Gas/Telephone...............................      10.6%

*As a Percentage of Long-Term Investments

- Duration was also a major focus. At the end of the reporting period, the duration of the portfolio stood at 7.12 years. Duration is a measurement used to express the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Our interest rate outlook, described in more detail below, is moderately optimistic. However, lengthening the duration of the Trust would significantly impact the dividend, so we will maintain a somewhat short duration in order to support the Trust's high dividend.

- Due to the narrow credit spreads between AAA-rated and lower-rated offerings, most acquisitions during the period were AAA-rated, as these securities provided more relative value. However, due to our research experience, we were able to identify and purchase several non-insured issues at attractive yields. Examples include California State Community Development (Baa3/BB+) and Los Angeles Certificates of Participation (Baa3/Non-Rated).

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
    as of February 28, 1998*

AAA ..................... 49.1%
AA ......................  1.7%
A ....................... 21.4%
BBB ..................... 12.4%
BB ......................  0.6%
Non-Rated ............... 14.8%


* As a Percentage of Long-Term Investments

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

PERFORMANCE SUMMARY

    For the six months ended February 28, 1998, the Van Kampen American Capital California Quality Municipal Trust generated a total return at market price of
8.29 percent(1),

                                                          Continued on page four
including reinvestment of income dividends totaling $.495 per share and capital gains dividends of $.0675 per share. The Trust offered a tax-exempt distribution rate of 5.62 percent(3), based on the closing common stock price of $17.625 per share on February 28, 1998. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.69 percent(4) (for investors in the 42 percent combined federal and state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a .09 percent discount to its net asset value of $17.64.

                           [DIVIDEND HISTORY GRAPH]

Six-month Distribution History
For the Period Ended February 28, 1998

                             Dividends         Capital Gains
Sep 1997...................     $.0825
Oct 1997...................     $.0825
Nov 1997...................     $.0825
Dec 1997...................     $.0825              $.0675
Jan 1998...................     $.0825
Feb 1998...................     $.0825


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the U.S. economy and the demand for products and services to remain strong in the coming months. However, the impact of the Asian financial crisis is a looming question. The fallout from Asian currency devaluations in late 1997 occurred at a time when the U.S. dollar was extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currencies, analysts fear that U.S. export sales will slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.
    There is no debate that the Federal Reserve Board believes low inflation is the ideal environment for the economy. Because inflation is low, it is unlikely that the Fed will change short-term rates in the near future. While the Fed continues to give credence to signs of economic strength, we believe it will wait to determine the impact of the Asian situation before taking any action. Longer term, interest rates need to be high enough to control economic growth. With a focus on inflation rather than growth, the Fed will

                                                          Continued on page five
probably take any necessary actions to keep inflation from rising. We will expect a rate increase by the Fed only if there are signs of an acceleration in inflation.
    Regarding the municipal bond market, we believe yields will remain near current levels through at least mid-summer. This will depend not only on the general economy and the taxable bond market, but also tax-exempt bond supply and demand levels. Given what we have seen this year, the market appears to be in a solid equilibrium position, with strong demand to accommodate record municipal supply.
    We believe the Trust is positioned to perform well in the coming months and do not anticipate making major changes to the structure of the portfolio. We continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. While we believe it is unlikely that short-term interest rates will rise, this event would have an unfavorable effect on the dividend-paying ability of the common shares and would also negatively impact the price.
    We appreciate your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1998

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     8.29%
Six-month total return based on NAV(2)....................     6.65%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.62%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.69%

 SHARE VALUATIONS

Net asset value...........................................  $  17.64
Closing common stock price................................  $ 17.625
Six-month high common stock price (01/26/98)..............  $ 18.000
Six-month low common stock price (10/22/97)...............  $16.4375
Preferred share rate(5)...................................    3.074%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.5%
          CALIFORNIA  94.9%
$ 2,100   Alameda, CA Pub Fin Auth Rev Marina Vlg Assmt
          Dist Rfdg.......................................   6.375%  09/02/14  $   2,161,362
  1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................   5.875   04/01/22      1,069,460
  1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg......................................   7.500   05/01/23      1,848,441
  1,055   Borrego, CA Wtr Dist Ctfs Partn Wtr Sys
          Acquisition.....................................   7.000   04/01/27      1,127,141
  1,000   California Edl Fac Auth Rev Pooled Coll & Univ
          Projs B.........................................   6.125   04/01/13      1,073,690
  2,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................   6.000   03/01/16      2,085,120
  2,000   California Edl Fac Auth Rev Univ of La Verne....   6.375   04/01/13      2,126,340
  1,800   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A................................   7.000   12/01/10      1,955,628
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)...........................................   6.100   02/01/28      1,057,170
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................   6.100   08/01/29      1,059,070
  1,825   California Hsg Fin Agy Rev Home Mtg Ser E (FHA
          Gtd)............................................   8.350   08/01/19      1,875,644
  1,090   California Hsg Fin Agy Rev Home Mtg Ser F (FHA
          Gtd)............................................   6.750   08/01/11      1,163,488
  1,000   California Hsg Fin Agy Rev Home Mtg Ser M (MBIA
          Insd)...........................................   5.550   08/01/17      1,028,980
  2,120   California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA
          Insd)...........................................   7.000   08/01/26      2,241,964
  3,000   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................   6.850   08/01/15      3,181,170
  8,190   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................   6.875   08/01/24      8,675,913
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd)................   6.000   07/01/27     10,713,000
  4,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co Ser B (AMBAC Insd)..........   6.400   12/01/24      4,388,640
  7,800   California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev North Cnty Recycling Ser A (Prerefunded @
          07/01/04).......................................   6.750   07/01/17      8,714,394
    880   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized).............   7.800   02/01/28      1,003,050
  1,000   California St (AMBAC Insd)......................   6.200   02/01/16      1,021,940
  2,000   California St Ser BH (FSA Insd).................   5.200   12/01/11      2,022,840
  1,000   California St Ser BH (FSA Insd).................   5.400   12/01/15      1,017,960
  1,000   California St Ser BH (FSA Insd).................   5.400   12/01/16      1,017,080
  3,655   California St Cpn Muni Rcpts....................       *   03/01/08      2,329,587
  3,655   California St Cpn Muni Rcpts....................       *   09/01/09      2,153,197
  9,600   California St Prin Muni Rcpts...................       *   09/01/09      5,655,456
  4,000   California Statewide Cmntys Dev Auth Spl Fac
          United Airls....................................   5.625   10/01/34      4,066,240
  9,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent (Prerefunded @
          12/01/01).......................................   6.750   12/01/21     10,025,730
  1,000   Camarillo, CA Multi-Family Hsg Park Glenn Apts
          (FNMA Insd).....................................   5.400   03/01/28      1,000,760

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,580   Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1............................................   7.375%  09/02/22  $   1,733,418
  1,000   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).......................   6.250   09/01/11      1,113,390
  2,055   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers Ser C............................       *   02/01/01      1,814,072
  2,635   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................   8.625   09/01/24      3,266,820
  2,000   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
          Hosp Proj Rfdg (MBIA Insd)......................   5.500   11/01/22      2,071,360
  1,176   Contra Costa Cnty, CA Multi-Family Hsg Rev
          Crescent Park Apts Proj Ser B (GNMA
          Collateralized).................................   7.800   12/20/14      1,327,563
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A...........................................   7.100   08/01/22      1,098,930
  1,000   Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A................................   6.500   09/01/15      1,055,600
  1,935   Delano, CA Ctfs Partn Ser A.....................   9.250   01/01/22      2,269,174
  1,000   Delta Cntys, CA Home Mtg Fin Auth Single Family
          Mtg Rev Ser A (MBIA Insd) (b)...................   5.500   06/01/24      1,092,600
  1,000   Duarte, CA Redev Agcy Tax Alloc Davis Addition
          Proj Area
          Rfdg............................................   6.700   09/01/14      1,064,430
    915   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates
          Proj Rfdg.......................................   7.875   02/01/15        950,063
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................   5.250   12/01/19      1,000,790
  6,000   Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
          A...............................................       *   01/01/27      1,274,040
  2,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (a)..................................  0/7.050  01/01/10      1,542,500
  1,500   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj................................   7.000   08/01/24      1,567,980
  1,000   Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.........................   6.200   10/01/25      1,028,250
    665   Inglewood, CA Redev Agy Tax Alloc Centy Redev
          Proj Ser A......................................   6.125   07/01/23        696,727
  3,205   Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr
          & Wastewtr Sys Fin Proj Ser A (MBIA Insd).......   6.700   03/01/22      3,537,166
  7,000   Los Angeles Cnty, CA Ctfs Partn (Prerefunded @
          11/01/01).......................................   6.600   11/01/11      7,740,460
 12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
          Oblig Ser A (MBIA Insd) (c).....................   6.900   06/30/08     14,473,560
  1,730   Los Angeles, CA Cmnty Redev Agy Ctfs Partn
          Allright Garage (Prerefunded @ 05/01/03)........   7.550   11/01/08      2,000,814
  1,900   Los Angeles, CA Ctfs Partn......................   5.700   02/01/18      1,893,179
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)....................   5.700   12/01/28      2,636,050

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,705   Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (GNMA Collateralized).....................   6.875%  06/01/25  $   1,801,145
  1,000   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................   5.000   07/01/37        969,830
  1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj......................................   6.300   06/01/11      1,064,760
  2,490   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)...............................   5.125   12/01/23      2,446,101
  2,000   Needles, CA Pub Util Auth Util Sys
          Acquisition.....................................   6.500   02/01/22      2,112,700
  1,500   Newport Beach, CA Spl Tax Spl Impt Dist No 95-1
          Ser A...........................................   6.750   09/01/20      1,632,120
  1,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn...........................................   7.000   05/15/11      1,128,620
  2,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj......................   6.750   11/15/14      2,138,000
  2,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)...........................................   5.750   06/01/15      2,135,920
  1,500   Paramount, CA Multi-Family Rev Hsg Twin Twrs
          Apts Ser A Rfdg (GNMA Insd).....................   5.700   02/20/33      1,520,160
  6,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (Prerefunded @ 08/01/03) (MBIA
          Insd)...........................................       *   08/01/26        958,680
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.......................................       *   12/01/07        944,535
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West (Prerefunded @ 12/01/07)..............       *   12/01/17        603,440
  1,000   Port of Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A..................................   6.800   01/01/19      1,074,180
  1,230   Redding, CA Redev Agy Tax Alloc Market Street
          Redev Proj Ser A................................   6.700   09/01/23      1,351,278
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay
          Cent Redev Proj.................................   7.000   07/01/16      1,114,060
  2,000   Richmond, CA Rev YMCA East Bay Proj Rfdg........   7.250   06/01/17      2,197,800
  5,000   Sacramento, CA City Fin Auth Rev (Prerefunded @
          11/01/01).......................................   6.800   11/01/20      5,578,900
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................   5.000   08/01/28        971,050
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn
          Ser 91 B (Inverse Fltg) (MBIA Insd).............   8.630   04/08/21      7,867,500
  2,650   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................   6.400   09/01/18      2,917,438
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)..............................   6.100   09/01/19      5,443,350
  1,000   San Francisco, CA City & Cnty Arpt Comm Intl
          Arpt Rev Second Ser Issue 12-A (FGIC Insd)......   5.800   05/01/21      1,055,970
  2,305   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (FSA Insd)..............................   6.750   07/01/15      2,620,324

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,000   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/08  $   3,092,150
  3,520   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/09      2,055,187
  4,250   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/12      2,063,757
  2,130   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/14        920,416
    800   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (FSA Insd)...................   6.750%  07/01/15        909,440
  3,330   San Joaquin Hills, CA Tran Corridor Agy Toll Rd
          Rev Ser A Rfdg (MBIA Insd)......................       *   01/15/27        738,727
  1,000   San Jose, CA Single Family Mtg Rev Cap Apprec
          Ser A...........................................       *   04/01/16        392,560
  1,000   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (FNMA Insd)..........................   5.650   11/01/21      1,058,940
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd)....................................   6.875   11/15/14      1,175,020
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
          Ser A...........................................   7.450   11/15/10      2,182,100
  1,195   Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc
          Cons Redev Proj Ser A Rfdg (MBIA Insd)..........   5.000   09/01/17      1,173,096
  1,760   Southern CA Home Fin Auth Single Family Mtg Rev
          Pgm B (GNMA Collateralized).....................   6.900   10/01/24      1,858,754
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................   6.750   07/01/12      5,990,600
  1,000   Stanislaus Cnty, CA Ctfs Downtown Cent Ser A
          (MBIA Insd) (b).................................   5.000   09/01/18        992,390
  1,000   Stockton, CA South Stockton Cmnty Facs Dist Spl
          Tax No 90-1 Rfdg................................   6.400   09/01/15      1,057,610
  2,750   Tulare, CA Loc Hosp Dist Hlth Fac Rev Ser A.....   6.750   12/01/21      2,990,185
  1,000   University of CA Rev Resh Facs Ser C Rfdg (FSA
          Insd) (b).......................................   5.000   09/01/24        977,020
  1,000   Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A...............................   5.875   02/01/28        992,700
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg Waggener
          Ranch Proj (FHA Gtd)............................   7.000   10/01/33      2,931,881
                                                                               -------------
                                                                                 232,309,785
                                                                               -------------
          GUAM  0.4%
  1,000   Guam Arpt Auth Rev Ser B........................   6.700   10/01/23      1,098,210
                                                                               -------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          PUERTO RICO  1.1%
$   884   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................   6.850%  10/17/03  $     920,439
  1,580   Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized).............   6.850   10/15/23      1,679,271
                                                                               -------------
                                                                                   2,599,710
                                                                               -------------
          U.S. VIRGIN ISLANDS  3.1%
  6,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg..................................   7.250   10/01/18      7,577,415
                                                                               -------------
TOTAL INVESTMENTS  99.5%
  (Cost $218,238,215)........................................................    243,585,120

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..................................      1,251,284
                                                                               -------------
NET ASSETS  100.0%...........................................................  $ 244,836,404
                                                                               =============

*Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $218,238,215).......................    $243,585,120
Receivables:
  Interest..................................................       3,458,730
  Investments Sold..........................................       3,114,488
Other.......................................................           6,485
                                                                ------------
      Total Assets..........................................     250,164,823
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,220,914
  Custodian Bank............................................         630,758
  Investment Advisory Fee...................................         131,836
  Income Distributions--Common and Preferred Shares.........          82,386
  Administrative Fee........................................          37,668
  Affiliates................................................           7,957
Accrued Expenses............................................         134,146
Trustees' Deferred Compensation and Retirement Plans........          82,754
                                                                ------------
      Total Liabilities.....................................       5,328,419
                                                                ------------
NET ASSETS..................................................    $244,836,404
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,500 issued
  with liquidation preference of $50,000 per share).........    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,626,507 shares issued and
  outstanding)..............................................          96,265
Paid in Surplus.............................................     142,466,004
Net Unrealized Appreciation.................................      25,346,905
Accumulated Net Realized Gain...............................       1,119,158
Accumulated Undistributed Net Investment Income.............         808,072
                                                                ------------
      Net Assets Applicable to Common Shares................     169,836,404
                                                                ------------
NET ASSETS..................................................    $244,836,404
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($169,836,404 divided
  by 9,626,507 shares outstanding)..........................    $      17.64
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 7,246,243
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        842,551
Administrative Fee..........................................        240,729
Preferred Share Maintenance.................................        101,677
Trustees' Fees and Expenses.................................         13,943
Custody.....................................................          8,126
Legal.......................................................          5,253
Other.......................................................         86,373
                                                                -----------
      Total Expenses........................................      1,298,652
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,947,591
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,119,394
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     20,310,340
  End of the Period.........................................     25,346,905
                                                                -----------
Net Unrealized Appreciation During the Period...............      5,036,565
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 6,155,959
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $12,103,550
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended February 28, 1998
                and the Year Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended        Year Ended
                                                       February 28, 1998     August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  5,947,591         $ 12,150,732
Net Realized Gain.....................................        1,119,394            810,425
Net Unrealized Appreciation During the Period.........        5,036,565          7,875,246
                                                           ------------       ------------
Change in Net Assets from Operations..................       12,103,550         20,836,403
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................       (4,763,650)        (9,815,485)
  Preferred Shares....................................       (1,146,845)        (2,424,442)
                                                           ------------       ------------
                                                             (5,910,495)       (12,239,927)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.......................................         (649,552)          (690,815)
  Preferred Shares....................................         (161,112)          (203,049)
                                                           ------------       ------------
                                                               (810,664)          (893,864)
                                                           ------------       ------------
Total Distributions...................................       (6,721,159)       (13,133,791)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        5,382,391          7,702,612
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment........................................           56,952                -0-
                                                           ------------       ------------
TOTAL INCREASE IN NET ASSETS..........................        5,439,343          7,702,612
NET ASSETS:
Beginning of the Period...............................      239,397,061        231,694,449
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $808,072 and $770,976,
  respectively).......................................     $244,836,404       $239,397,061
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                September 27, 1991
                                Six Months                                                         (Commencement
                                  Ended                    Year Ended August 31                    of Investment
                               February 28,  -------------------------------------------------    Operations) to
                                   1998        1997       1996      1995      1994      1993      August 31, 1992
--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
   (a).......................        $17.083   $16.283   $16.127   $15.699   $17.454   $15.816               $14.805
                                     -------   -------   -------   -------   -------   -------               -------
 Net Investment Income.......           .618     1.263     1.259     1.269     1.286     1.305                 1.038
 Net Realized and Unrealized
   Gain/Loss.................           .640      .902      .233      .523    (1.693)    1.658                  .870
                                     -------   -------   -------   -------   -------   -------               -------
Total from Investment
 Operations..................          1.258     2.165     1.492     1.792     (.407)    2.963                 1.908
                                     -------   -------   -------   -------   -------   -------               -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders............           .495      1.02     1.050     1.050     1.050      .981                  .698
   Common Share Equivalent of
     Distributions Paid to
     Preferred
     Shareholders............           .119      .252      .286      .311      .235      .206                  .199
 Distributions from and in
   Excess of Net Realized
   Gain:
   Paid to Common
     Shareholders............           .067      .072       -0-      .002      .054      .110                   -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred
     Shareholders............           .017      .021       -0-      .001      .009      .028                   -0-
                                     -------   -------   -------   -------   -------   -------               -------
Total Distributions..........           .698     1.365     1.336     1.364     1.348     1.325                  .897
                                     -------   -------   -------   -------   -------   -------               -------
Net Asset Value, End of the
 Period......................        $17.643   $17.083   $16.283   $16.127   $15.699   $17.454               $15.816
                                     =======   =======   =======   =======   =======   =======               =======
Market Price Per Share at End
 of the Period...............        $17.625  $16.8125   $16.125   $15.000   $15.500   $16.750               $15.125
Total Investment Return at
 Market Price (b)............         8.29%*    11.45%    14.89%     3.95%     (.90%)   18.66%                 5.69%*
Total Return at Net Asset
 Value (c)...................         6.65%*    11.96%     7.60%    10.02%    (3.81%)   17.89%                11.80%*
Net Assets at End of the
 Period
 (In millions)...............         $244.8    $239.4    $231.7    $230.2    $226.1    $243.0                $227.2
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**.............          1.56%     1.61%     1.64%     1.66%     1.62%     1.58%                 1.55%
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares
 (d).........................          5.77%     6.05%     5.95%     6.22%     6.34%     6.70%                 6.09%
Portfolio Turnover...........           13%*       17%       10%       16%        7%       26%                   93%*
* Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares....................          1.08%     1.10%     1.11%     1.10%     1.10%     1.07%                 1.09%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At February 28, 1998, for federal income tax purposes cost of long-term investments is $218,238,215; the aggregate gross unrealized appreciation is $25,353,726 and the aggregate gross unrealized depreciation is $6,821, resulting in net unrealized appreciation of $25,346,905.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $28,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 1998 and August 31, 1997, paid in surplus related to common shares aggregated $142,466,004 and $142,409,084, respectively.
     Transactions in common shares were as follows:

                                              Six Months Ended       Year Ended
                                              February 28, 1998    August 31, 1997
----------------------------------------------------------------------------------
Beginning Shares............................        9,623,295          9,623,295
Shares Issued Through Dividend
  Reinvestment..............................            3,212                -0-
                                                 ------------       ------------
Ending Shares...............................        9,626,507          9,623,295
                                                 ============       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,054,237 and $32,420,044, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    B. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 1,500 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on February 28, 1998, was 3.074% and for the six months then ended rates ranged from 3.00% to 4.80%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

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